Joinder Agreement

By its execution and delivery of this Joinder Agreement, the undersigned party hereby joins in and agrees to be bound by the terms and conditions of the Stockholders Agreement dated as of October 16, 2009 (as amended from time to time, the “Stockholders Agreement”) by and among American Capital Acquisition Corporation, a Delaware corporation, and the parties named therein as an “Investor” and a “Stockholder” under and as defined in the Stockholders Agreement.

Additional Party

/S/ MICHAEL KARFUNKEL

By: Michael Karfunkel
Address:

Date:

* * * *

Agreed on February 26, 2010.

AMERICAN CAPITAL ACQUISITION CORPORATION

By:	/S/ BARRY KARFUNKEL
Authorized Signatory

Joinder Agreement

By its execution and delivery of this Joinder Agreement, the undersigned party hereby joins in and agrees to be bound by the terms and conditions of the Registration Rights Agreement dated as of October 16, 2009 (as amended from time to time, the “Registration Rights Agreement”) by and among American Capital Acquisition Corporation, a Delaware corporation, and the parties named therein as a “Purchaser” and a “Qualified Purchaser” under and as defined in the Registration Rights Agreement.

Additional Party

/S/ MICHAEL KARFUNKEL
By: Michael Karfunkel
Address:

Date:

* * * *

Agreed on February 26, 2010.

AMERICAN CAPITAL ACQUISITION CORPORATION

By:	/S/ BARRY KARFUNKEL
Authorized Signatory